Prospectus supplement dated September 27, 2021
to the following prospectus(es):
BOA Advisor Variable Annuity (No Load Wrap VA) prospectus dated May 1, 2014
This supplement updates certain information contained in your prospectus. Please read it and keep it with your prospectus for future reference.
In accordance with applicable law, on or about November 12, 2021 (the "Exchange Date"), Nationwide intends to substitute shares of the underlying mutual funds in Column A ("Existing Funds") below with shares of the underlying mutual funds in Column B ("Replacement Funds") below.
Existing Portfolio	Replacement Portfolio
AllianceBernstein Variable Products Series Fund, Inc. - AB VPS Dynamic Asset Allocation Portfolio: Class B	Nationwide Variable Insurance Trust - NVIT American Funds Asset Allocation Fund: Class II
American Century Variable Portfolios, Inc. - American Century VP Capital Appreciation Fund: Class I	Nationwide Variable Insurance Trust - NVIT Wells Fargo Discovery Fund: Class I1
BNY Mellon Variable Investment Fund - Appreciation Portfolio: Initial Shares	Nationwide Variable Insurance Trust - NVIT BNY Mellon Dynamic U.S. Core Fund: Class I
Fidelity Variable Insurance Products Fund - VIP Mid Cap Portfolio: Service Class	Nationwide Variable Insurance Trust - NVIT Mid Cap Index Fund: Class II
Invesco - Invesco V.I. Main Street Fund: Series I	Nationwide Variable Insurance Trust - NVIT BNY Mellon Dynamic U.S. Core Fund: Class I
PIMCO Variable Insurance Trust - Total Return Portfolio: Administrative Class	Nationwide Variable Insurance Trust - NVIT BNY Mellon Core Plus Bond Fund: Class I
[1]	On or about October 11, 2021, NVIT Wells Fargo Discovery Fund will change its name to NVIT Allspring Discovery Fund. The fund’s investment objective, strategies, and risks will not change in connection with the name change.
Prior to the Exchange Date. From the date of this supplement until the Exchange Date, investors with allocations in the Existing Funds may transfer allocations to any other available underlying mutual fund, the fixed account (if available), long-term fixed account (if available), indexed interest options (if available), and/or an Guaranteed Term Option (if available) in accordance with the contract/policy. During this period, any transfers from an Existing Fund will not be treated as a transfer for purposes of transfer limitations and short-term trading fees that would otherwise be applicable under the terms of the contract/policy.
On the Exchange Date. At the close of business on the Exchange Date, the substitutions will take place at relative net asset value. Any allocations that remain in the Existing Funds will be redeemed. Such redemptions will then be used to purchase accumulation units/annuity units in the corresponding Replacement Funds. All contract/policy owners affected by the substitution will receive a written confirmation of the transaction. The redemption/repurchase to effectuate the substitution will not be treated as a transfer for the purposes of daily transfer limitations.
After the Exchange Date. For at least 30 days after the Exchange Date, contract/policy owners may reallocate amounts that were substituted into the Replacement Funds to any other available underlying mutual fund, the fixed account (if available), long-term fixed account (if available), indexed interest options (if available), and/or a Guaranteed Term Option (if available) without the transfer being treated as a transfer for purposes of transfer limitations and short-term trading fees that would otherwise be applicable under the terms of the contract/policy. Additionally, during this time, Nationwide will not exercise any rights reserved by it under the contracts to impose additional restrictions on transfers out of a Replacement Fund, except to prevent or limit disruptive trading activity.
On the Exchange Date, the Existing Funds are removed from the list of underlying funds starting on the first page of the prospectus and as listed under "Appendix A – Underlying Funds Available Under the Policy" in each statutory prospectus.
To submit a transfer request, please contact Nationwide:
•	by telephone at: 1-800-848-6331 (TDD 1-800-238-3035)
•	by mail to P.O. Box 182835, Columbus, Ohio 43218-2835
•	by fax at 1-888-634-4472
PROS-0572

•	by Internet at www.nationwide.com
PROS-0572
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